                                                                   EXHIBIT 10.34
                                ADDENDUM TO NOTES


QORUS.COM, INC. and/or its subsidiary, AELIX, INC. (the "Borrowers") have borrowed an aggregate of $7,352,999.04 from the undersigned parties during 2000 and 2001 for the purpose of funding operations. All such debt matured on March 19, 2001, March 31, 2001 or will mature on April 30, 2001 as indicated below:

    Lender                                   Loan Amount         Maturity Date
    ------                                   -----------         -------------

    Thurston Interests, LLC                 $2,218,000.00        March 31, 2001

    Apex Investment Fund III                 2,041,762.25        March 31, 2001

    Apex Strategic Partners                    108,236.79        March 31, 2001

    Thurston Communications Corp.              160,000.00        March 19, 2001
                                             2,310,000.00        March 31, 2001
                                               160,000.00        April 30, 2001
                                                80,000.00        April 30, 2001
    Customer Care & Technology
    Holdings, Inc.                             275,000.00        March 31, 2001
                                            ---------------

               Total                        $7,352,999.04

The undersigned parties each hereby agree that the maturity date of all such loans shall be extended to May 31, 2001. All other terms of the notes shall remain the same.

The undersigned parties authorize the Borrowers to attach a copy of this agreement to each existing note affected by the terms hereof, and such existing notes, as amended by this agreement, shall constitute the full and complete reflect the full agreement of the parties

The undersigned parties agree that this agreement shall not become valid and enforceable unless all of the undersigned parties execute this agreement through their duly authorized representatives. With respect to any individual note, the effective date of this addendum is the earlier of (i) the originally scheduled maturity date of such note or (ii) the date hereof.

Dated this 17th day of April, 2001


               QORUS.COM, INC.
                                                   ----------------------------
               AELIX, INC.
                                                   ----------------------------
               THURSTON INTERESTS, LLC
                                                   ----------------------------
               APEX INVESTMENT FUND III
                                                   ----------------------------
               APEX STRATEGIC PARTNERS
                                                   ----------------------------
               THURSTON COMMUNICATIONS CORP.
                                                   ----------------------------
               CUSTOMER CARE & TECHNOLOGY
               HOLDINGS, INC.
                                                   ----------------------------